First Quarter 2021
Financial Supplement

Use of non-GAAP Financial Measures

This Supplemental Financial Information contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered non-GAAP financial measures. These non-GAAP financial measures include, without limitation, adjusted earnings, adjusted diluted earnings per share, adjusted and unadjusted pre-tax pre-provision earnings, core revenue, core noninterest expense and core noninterest income, core efficiency ratio (tax equivalent basis), Banking segment core efficiency ratio (tax equivalent basis), Mortgage segment core efficiency ratio (tax equivalent basis), adjusted mortgage contribution, adjusted return on average tangible common equity, adjusted pre-tax pre-provision return on average tangible common equity, adjusted return on average assets and equity, and adjusted pre-tax pre-provision return on average assets and equity. Each of these non-GAAP metrics excludes certain income and expense items that the Company’s management considers to be non-core/adjusted in nature. The Company also includes an adjusted allowance for credit losses, adjusted loans held for investment, and adjusted allowance for credit losses to loans held for investment, which all exclude the impact of PPP loans. The Company refers to these non-GAAP measures as adjusted measures. Also, the Company presents tangible assets, tangible common equity, tangible book value per common share, tangible common equity to tangible assets, return on average tangible common equity and adjusted return on average tangible common equity. Each of these non-GAAP metrics excludes the impact of goodwill and other intangibles.
The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations as management believes such measures facilitate period-to-period comparisons and provide meaningful indications of its operating performance as they eliminate both gains and charges that management views as non-recurring or not indicative of operating performance. Management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrating the effects of significant non-core gains and charges in the current and prior periods. The Company’s management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company’s underlying operating performance and in the analysis of ongoing operating trends. In addition, because intangible assets such as goodwill and other intangibles, and the other items excluded each vary extensively from company to company, the Company believes that the presentation of this information allows investors to more easily compare the Company’s results to the results of other companies. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from that of other companies reporting measures with similar names. You should understand how such other banking organizations calculate their financial measures similar or with names similar to the non-GAAP financial measures the Company has discussed herein when comparing such non-GAAP financial measures.  The Company includes tables under the Non-GAAP Reconciliation section of this document to provide a reconciliation of these measures to the most directly comparable GAAP financial measures.

Financial Summary and Key Metrics
(Unaudited)
(In Thousands, Except Share Data and %)
	2021	2020
	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Statement of Income Data
Total interest income	$94,785	$98,236	$81,127	$65,607	$69,674
Total interest expense	12,209	12,992	12,299	10,270	13,425
Net interest income	82,576	85,244	68,828	55,337	56,249
Total noninterest income	66,730	80,638	97,026	81,491	42,700
Total noninterest expense	94,698	109,855	118,092	80,579	68,559
Earnings before income taxes and provisions for credit losses	54,608	56,027	47,762	56,249	30,390
Provisions for credit losses	(13,854)	(2,920)	55,401	25,921	29,565
Income tax expense (benefit)	15,588	13,337	(2,040)	7,455	80
Net income applicable to noncontrolling interest	—	8	—	—	—
Net income (loss) applicable to FB Financial Corporation(d)	$52,874	$45,602	$(5,599)	$22,873	$745
Net interest income (tax-equivalent basis)	$83,368	$86,111	$69,625	$55,977	$56,784
Adjusted net income*	$53,505	$54,454	$58,096	$24,086	$5,296
Adjusted pre-tax, pre-provision earnings*	$55,461	$67,988	$70,444	$57,835	$33,440
Per Common Share
Diluted net income (loss)(a)	$1.10	$0.95	$(0.14)	$0.70	$0.02
Adjusted diluted net income*	1.12	1.14	1.43	0.74	0.17
Book value	28.08	27.35	26.38	25.08	24.40
Tangible book value*	22.51	21.73	20.87	19.07	18.35
Weighted average number of shares outstanding - fully diluted(a)	47,969,106	47,791,659	40,637,745	32,506,417	31,734,112
Period-end number of shares	47,331,680	47,220,743	47,191,677	32,101,108	32,067,356
Selected Balance Sheet Data
Cash and cash equivalents	$1,895,133	$1,317,898	$1,062,391	$717,592	$425,094
Loans held for investment (HFI)	7,047,342	7,082,959	7,213,538	4,827,023	4,568,038
Allowance for credit losses(b)	(157,954)	(170,389)	(183,973)	(113,129)	(89,141)
Mortgage loans held for sale	834,779	683,770	610,695	435,479	325,304
Commercial loans held for sale	174,983	215,403	241,256	—	—
Investment securities, at fair value	1,229,845	1,176,991	1,164,910	751,767	767,575
Other real estate owned, net	11,177	12,111	12,748	15,091	17,072
Total assets	11,935,826	11,207,330	11,010,438	7,255,536	6,655,687
Customer deposits	10,219,173	9,396,478	9,001,673	5,937,373	5,356,569
Brokered and internet time deposits	37,713	61,559	92,074	15,428	20,363
Total deposits	10,256,886	9,458,037	9,093,747	5,952,801	5,376,932
Borrowings	180,179	238,324	438,838	328,662	327,822
Total common shareholders' equity	1,329,103	1,291,289	1,244,998	805,216	782,330
Selected Ratios
Return on average:
Assets	1.86%	1.63%	(0.24)%	1.30%	0.05%
Shareholders' equity	16.5%	14.4%	(2.13)%	11.6%	0.39%
Tangible common equity*	20.6%	18.2%	(2.72)%	15.3%	0.52%
Average shareholders' equity to average assets	11.3%	11.3%	11.4%	11.2%	12.0%
Net interest margin (NIM) (tax-equivalent basis)	3.19%	3.32%	3.28%	3.50%	3.92%
Efficiency ratio (GAAP)	63.4%	66.2%	71.2%	58.9%	69.3%
Core efficiency ratio (tax-equivalent basis)*	63.0%	58.5%	57.4%	57.5%	65.7%
Loans HFI to deposit ratio	68.7%	74.9%	79.3%	81.1%	85.0%
Total loans to deposit ratio	78.6%	84.4%	88.7%	88.4%	91.0%
Yield on interest-earning assets	3.66%	3.82%	3.86%	4.14%	4.84%
Cost of interest-bearing liabilities	0.65%	0.73%	0.83%	0.94%	1.27%
Cost of total deposits	0.41%	0.46%	0.56%	0.65%	0.94%
Credit Quality Ratios
Allowance for credit losses as a percentage of loans HFI(b)	2.24%	2.41%	2.55%	2.34%	1.95%
Adjusted allowance for credit losses as a percentage of loans HFI*(b)	2.29%	2.48%	2.66%	2.51%	1.95%
Net charge-offs (recoveries) as a percentage of average loans HFI	0.05%	0.58%	(0.01)%	—%	0.19%
Nonperforming loans HFI as a percentage of total loans HFI	0.94%	0.91%	0.61%	0.72%	0.68%
Nonperforming assets as a percentage of total assets	0.77%	0.75%	0.64%	0.71%	0.74%
Preliminary capital ratios (Consolidated)
Total common shareholders' equity to assets	11.1%	11.5%	11.3%	11.1%	11.8%
Tangible common equity to tangible assets*	9.13%	9.38%	9.16%	8.67%	9.11%
Tier 1 capital (to average assets)	10.1%	10.0%	11.8%	9.70%	10.3%
Tier 1 capital (to risk-weighted assets)(c)	12.5%	12.0%	12.1%	11.9%	11.6%
Total capital (to risk-weighted assets)(c)	14.8%	15.0%	15.3%	13.2%	12.5%
Common equity Tier 1 (to risk-weighted assets) (CET1)(c)	12.1%	11.7%	11.8%	11.4%	11.0%
(a) Diluted earnings per share is calculated using the basic weighted average number of common shares outstanding for periods in which a loss is incurred.
(b) Excludes reserve for credit losses on unfunded commitments of $14.2 million, $16.4 million, $16.1 million, $6.5 million, and $4.6 million recorded in accrued expenses and other liabilities at March 31, 2021, December 31, 2020, September 30, 2020, June 30, 2020, and March 31, 2020, respectively.
(c) We calculate our risk-weighted assets using the standardized method of the Basel III Framework.
(d) Includes a dividend declared and paid by the Company's REIT subsidiary to minority interest preferred shareholders in fourth quarter of 2020.
*These measures are considered non-GAAP financial measures. See "GAAP Reconciliation and Use of non-GAAP Financial Measures" and the corresponding financial tables below for reconciliations of these non-GAAP measures. Investors are encouraged to refer to the discussion of non-GAAP measures included in the corresponding earnings release.

FB Financial Corporation	4

Consolidated Statements of Income
(Unaudited)
(In Thousands, Except Share Data and %)
						Q1 2021	Q1 2021
						vs.	vs.
	2021	2020				Q4 2020	Q1 2020
	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Percent variance	Percent variance
Interest income:
Interest and fees on loans	$89,412	$93,246	$76,504	$61,092	$63,754	(4.11)%	40.2%
Interest on securities
Taxable	2,819	2,306	2,286	2,619	3,056	22.2%	(7.76)%
Tax-exempt	1,956	2,120	1,933	1,590	1,433	(7.74)%	36.5%
Other	598	564	404	306	1,431	6.03%	(58.2)%
Total interest income	94,785	98,236	81,127	65,607	69,674	(3.51)%	36.0%
Interest expense:
Deposits	9,826	10,809	10,573	9,309	12,168	(9.09)%	(19.2)%
Borrowings	2,383	2,183	1,726	961	1,257	9.16%	89.6%
Total interest expense	12,209	12,992	12,299	10,270	13,425	(6.03)%	(9.06)%
Net interest income	82,576	85,244	68,828	55,337	56,249	(3.13)%	46.8%
Provision for credit losses	(11,632)	(3,231)	45,834	24,039	27,964	260.0%	(141.6)%
Provision for credit losses on unfunded commitments	(2,222)	311	9,567	1,882	1,601	(814.5)%	(238.8)%
Net interest income after provisions for credit losses	96,430	88,164	13,427	29,416	26,684	9.38%	261.4%
Noninterest income:
Mortgage banking income	55,332	65,729	84,686	72,168	32,745	(15.8)%	69.0%
Service charges on deposit accounts	2,339	2,577	2,162	1,858	2,563	(9.24)%	(8.74)%
ATM and interchange fees	4,341	4,262	3,913	3,606	3,134	1.85%	38.5%
Investment services and trust income	2,008	2,187	1,828	1,368	1,697	(8.18)%	18.3%
Gain (loss) from securities, net	83	1,013	583	(28)	63	(91.8)%	31.7%
Gain (loss) on sales or write-downs of other real estate owned	496	(123)	(1,505)	86	51	(503.3)%	872.5%
(Loss) gain from other assets	(11)	66	226	(54)	(328)	(116.7)%	(96.6)%
Other income	2,142	4,927	5,133	2,487	2,775	(56.5)%	(22.8)%
Total noninterest income	66,730	80,638	97,026	81,491	42,700	(17.2)%	56.3%
Total revenue	149,306	165,882	165,854	136,828	98,949	(10.0)%	50.9%
Noninterest expenses:
Salaries, commissions and employee benefits	64,571	67,212	67,676	55,258	43,622	(3.93)%	48.0%
Occupancy and equipment expense	5,849	5,813	4,892	4,096	4,178	0.62%	40.0%
Legal and professional fees	2,434	2,227	1,917	1,952	1,558	9.30%	56.2%
Data processing	2,319	3,161	2,994	2,782	2,453	(26.6)%	(5.46)%
Merger costs	—	9,513	20,730	1,586	3,050	(100.0)%	(100.0)%
Amortization of core deposits and other intangibles	1,440	1,498	1,417	1,205	1,203	(3.87)%	19.7%
Advertising	2,253	2,826	2,256	2,591	2,389	(20.3)%	(5.69)%
Other expense	15,832	17,605	16,210	11,109	10,106	(10.1)%	56.7%
Total noninterest expense	94,698	109,855	118,092	80,579	68,559	(13.8)%	38.1%
Income (loss) before income taxes	68,462	58,947	(7,639)	30,328	825	16.1%	8,198.4%
Income tax expense (benefit)	15,588	13,337	(2,040)	7,455	80	16.9%	19,385.0%
Net income (loss) attributable to FB Financial Corporation and noncontrolling interest	52,874	45,610	(5,599)	22,873	745	15.9%	6,997.2%
Net income applicable to noncontrolling interest	—	8	—	—	—	(100.0)%	—%
Net income (loss) applicable to FB Financial Corporation	$52,874	$45,602	$(5,599)	$22,873	$745	15.9%	146.4%
Weighted average common shares outstanding:
Basic	47,278,865	47,204,738	40,154,841	32,094,274	31,257,739	0.16%	51.3%
Fully diluted	47,969,106	47,791,659	40,637,745	32,506,417	31,734,112	0.37%	51.2%
Earnings (loss) per common share:
Basic	$1.12	$0.97	$(0.14)	$0.71	$0.02	15.5%	5,500.0%
Fully diluted	1.10	0.95	(0.14)	0.70	0.02	15.8%	5,400.0%
Fully diluted - adjusted*	1.12	1.14	1.43	0.74	0.17	(1.75)%	573.2%
*These measures are considered non-GAAP financial measures. See “GAAP Reconciliation and Use of non-GAAP Financial Measures” and the corresponding financial tables below for reconciliations of these non-GAAP measures. Investors are encouraged to refer to the discussion of non-GAAP measures included in the corresponding earnings release.

FB Financial Corporation	5

Consolidated Balance Sheets
(Unaudited)
(In Thousands, Except %)

						Annualized
						Q1 2021	Q1 2021
						vs.	vs.
	2021	2020				Q4 2020	Q1 2020
	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Percent variance	Percent variance
ASSETS
Cash and due from banks	$206,250	$110,991	$69,798	$33,710	$26,841	348.1%	668.4%
Federal funds sold	104,153	121,153	118,588	34,638	59,199	(56.9)%	75.9%
Interest-bearing deposits in financial institutions	1,584,730	1,085,754	874,005	649,244	339,054	186.4%	367.4%
Cash and cash equivalents	1,895,133	1,317,898	1,062,391	717,592	425,094	177.6%	345.8%
Investments:
Available-for-sale debt securities, at fair value	1,225,178	1,172,400	1,160,521	747,438	764,217	18.3%	60.3%
Equity securities, at fair value	4,667	4,591	4,389	4,329	3,358	6.71%	39.0%
Federal Home Loan Bank stock, at cost	31,757	31,232	31,232	17,621	16,445	6.82%	93.1%
Mortgage loans held for sale, at fair value	834,779	683,770	610,695	435,479	325,304	89.6%	156.6%
Commercial loans held for sale, at fair value	174,983	215,403	241,256	—	—	(76.1)%	(100.0)%
Loans held for investment	7,047,342	7,082,959	7,213,538	4,827,023	4,568,038	(2.04)%	54.3%
Less: allowance for credit losses	157,954	170,389	183,973	113,129	89,141	(29.6)%	77.2%
Net loans	6,889,388	6,912,570	7,029,565	4,713,894	4,478,897	(1.36)%	53.8%
Premises and equipment, net	143,467	145,115	136,774	100,638	100,406	(4.61)%	42.9%
Other real estate owned, net	11,177	12,111	12,748	15,091	17,072	(31.3)%	(34.5)%
Operating lease right-of-use assets	48,453	49,537	52,410	30,447	31,628	(8.87)%	53.2%
Interest receivable	44,393	43,603	47,120	26,587	19,644	7.35%	126.0%
Mortgage servicing rights, at fair value	104,192	79,997	71,535	60,508	62,581	122.7%	66.5%
Goodwill	242,561	242,561	236,086	175,441	174,859	—%	38.7%
Core deposit and other intangibles, net	20,986	22,426	23,924	17,671	18,876	(26.0)%	11.2%
Other assets	264,712	274,116	289,792	192,800	217,306	(13.9)%	21.8%
Total assets	$11,935,826	$11,207,330	$11,010,438	$7,255,536	$6,655,687	26.4%	79.3%
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits
Noninterest-bearing	$2,431,077	$2,274,103	$2,287,911	$1,775,323	$1,335,799	28.0%	82.0%
Interest-bearing checking	3,097,648	2,491,765	2,005,536	1,236,094	1,139,462	98.6%	171.9%
Money market and savings	3,347,731	3,254,915	3,236,670	1,749,889	1,667,374	11.6%	100.8%
Customer time deposits	1,342,717	1,375,695	1,471,556	1,176,067	1,213,934	(9.72)%	10.6%
Brokered and internet time deposits	37,713	61,559	92,074	15,428	20,363	(157.1)%	85.2%
Total deposits	10,256,886	9,458,037	9,093,747	5,952,801	5,376,932	34.3%	90.8%
Borrowings	180,179	238,324	438,838	328,662	327,822	(98.9)%	(45.0)%
Operating lease liabilities	54,232	55,187	56,705	33,803	34,572	(7.02)%	56.9%
Accrued expenses and other liabilities	115,333	164,400	176,057	135,054	134,031	(121.0)%	(14.0)%
Total liabilities	10,606,630	9,915,948	9,765,347	6,450,320	5,873,357	28.2%	80.6%
Shareholders' equity:
Common stock, $1 par value	47,332	47,222	47,192	32,101	32,067	0.94%	47.6%
Additional paid-in capital	900,521	898,847	896,158	462,930	460,938	0.76%	95.4%
Retained earnings	365,192	317,625	276,361	286,296	266,385	60.7%	37.1%
Accumulated other comprehensive income, net	16,058	27,595	25,287	23,889	22,940	(169.6)%	(30.0)%
Total common shareholders' equity	1,329,103	1,291,289	1,244,998	805,216	782,330	11.9%	69.9%
Noncontrolling interest	93	93	93	—	—	—%	(100.0)%
Total equity	1,329,196	1,291,382	1,245,091	805,216	782,330	11.9%	69.9%
Total liabilities and shareholders' equity	$11,935,826	$11,207,330	$11,010,438	$7,255,536	$6,655,687	26.4%	79.3%

FB Financial Corporation	6

Average Balance, Average Yield Earned and Average Rate Paid
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)
	Three Months Ended			Three Months Ended
	March 31, 2021			December 31, 2020
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)(d)	$7,000,416	$83,067	4.81%	$7,139,870	$86,398	4.81%
Mortgage loans held for sale(b)	648,054	4,290	2.68%	621,076	4,138	2.65%
Commercial loans held for sale	197,820	2,157	4.42%	236,676	2,830	4.76%
Securities:(b)
Taxable	830,686	2,819	1.38%	744,161	2,306	1.23%
Tax-exempt(a)	334,303	2,646	3.21%	359,509	2,867	3.17%
Total securities(a)	1,164,989	5,465	1.90%	1,103,670	5,173	1.86%
Federal funds sold	133,813	20	0.06%	95,266	30	0.13%
Interest-bearing deposits with other financial institutions	1,427,184	421	0.12%	1,082,004	375	0.14%
FHLB stock	31,461	157	2.02%	31,232	159	2.03%
Total interest-earning assets(a)	10,603,737	95,577	3.66%	10,309,794	99,103	3.82%
Noninterest-earning assets:
Cash and due from banks	172,756			73,279
Allowance for credit losses	(171,380)			(183,932)
Other assets	903,670			912,022
Total noninterest-earning assets	905,046			801,369
Total assets	$11,508,783			$11,111,163
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing checking	$2,746,355	$3,018	0.45%	$2,178,039	$2,785	0.51%
Money market(e)	2,917,856	3,615	0.50%	2,769,421	3,968	0.57%
Savings deposits	369,600	53	0.06%	338,260	54	0.06%
Customer time deposits(e)	1,365,570	3,036	0.90%	1,410,108	3,704	1.04%
Brokered and internet time deposits(e)	49,764	104	0.85%	87,035	298	1.36%
Time deposits	1,415,334	3,140	0.90%	1,497,143	4,002	1.06%
Total interest-bearing deposits	7,449,145	9,826	0.53%	6,782,863	10,809	0.63%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	31,342	36	0.47%	34,986	43	0.49%
Federal Home Loan Bank advances(f)	—	—	—%	102,174	(432)	(1.68)%
Subordinated debt	188,996	2,341	5.02%	189,649	2,433	5.10%
Other borrowings	5,924	6	0.41%	16,612	139	3.33%
Total other interest-bearing liabilities	226,262	2,383	4.27%	343,421	2,183	2.53%
Total interest-bearing liabilities	7,675,407	12,209	0.65%	7,126,284	12,992	0.73%
Noninterest-bearing liabilities:
Demand deposits	2,348,814			2,513,202
Other liabilities	180,976			210,483
Total noninterest-bearing liabilities	2,529,790			2,723,685
Total liabilities	10,205,197			9,849,969
Total common shareholders' equity	1,303,493			1,261,101
Noncontrolling interest	93			93
Total equity	1,303,586			1,261,194
Total liabilities and shareholders' equity	$11,508,783			$11,111,163
Net interest income(a)		$83,368			$86,111
Interest rate spread(a)			3.01%			3.09%
Net interest margin(a)			3.19%			3.32%
Cost of total deposits			0.41%			0.46%
Average interest-earning assets to average interest-bearing liabilities			138.2%			144.7%
Tax-equivalent adjustment		$792			$867
Loans HFI yield components:
Contractual interest rate(a)(c)		$75,828	4.39%		$78,873	4.39%
Origination and other loan fee income(c)		6,640	0.38%		6,537	0.36%
Accretion on purchased loans		(58)	—%		708	0.04%
Nonaccrual interest		657	0.04%		280	0.02%
Total loans HFI yield		$83,067	4.81%		$86,398	4.81%
(a) Includes tax equivalent adjustment using combined marginal tax rate of 26.06%.
(b) Excludes the average balance for unrealized gains (losses) for loans held for sale and investments carried at fair value.
(c) Includes $426 and $699 of loan contractual interest and $1,598 and $2,448 of loan fees related to PPP loans for the three months ended March 31, 2021 and December 31, 2020 respectively.
(d) Includes $172,136 and $279,757 of average PPP loan balances for the three months ended March 31, 2021 and December 31, 2020, respectively.
(e) Includes $932 and $932 of interest rate mark accretion on money market deposits, $810 and $1,101 of interest rate mark accretion on customer time deposits and $153 and $127 of interest rate mark accretion on brokered and internet deposits for the three months ended March 31, 2021 and December 31, 2020, respectively.
(f) Includes $0 and $545 of gain accreted from OCI with cancelled cash flow hedge for the three months ended March 31, 2021 and December 31, 2020, respectively.

FB Financial Corporation	7

Average Balance, Average Yield Earned and Average Rate Paid (continued)
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)
	Three Months Ended			Three Months Ended			Three Months Ended
	September 30, 2020			June 30, 2020			March 31, 2020
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)(d)	$6,062,785	$71,660	4.70%	$4,775,229	$58,201	4.90%	$4,495,069	$61,817	5.53%
Mortgage loans held for sale(b)	486,899	3,624	2.96%	358,108	2,947	3.31%	214,150	1,990	3.74%
Commercial loans held for sale	99,745	1,336	5.33%	—	—	—%	—	—	—%
Securities:(b)
Taxable	604,557	2,286	1.50%	494,987	2,619	2.13%	512,774	3,056	2.40%
Tax-exempt(a)	309,352	2,614	3.36%	236,161	2,174	3.70%	197,961	1,915	3.89%
Total securities(a)	913,909	4,900	2.13%	731,148	4,793	2.64%	710,735	4,971	2.81%
Federal funds sold	88,626	19	0.09%	50,402	10	0.08%	107,489	245	0.92%
Interest-bearing deposits with other financial institutions	763,251	309	0.16%	509,283	194	0.15%	287,499	1,082	1.51%
FHLB stock	22,517	76	1.34%	16,871	102	2.43%	16,226	104	2.58%
Total interest-earning assets(a)	8,437,732	81,924	3.86%	6,441,041	66,247	4.14%	5,831,168	70,209	4.84%
Noninterest-earning assets:
Cash and due from banks	69,788			58,304			64,438
Allowance for credit losses	(144,991)			(91,196)			(63,034)
Other assets	816,759			666,463			576,845
Total noninterest-earning assets	741,556			633,571			578,249
Total assets	$9,179,288			$7,074,612			$6,409,417
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing checking	$1,626,067	$2,194	0.54%	$1,161,593	$1,717	0.59%	$1,085,849	$2,179	0.81%
Money market	2,179,128	3,589	0.66%	1,422,344	2,179	0.62%	1,383,229	3,971	1.15%
Savings deposits	309,689	58	0.07%	254,357	41	0.06%	233,807	79	0.14%
Customer time deposits(e)	1,334,829	4,817	1.44%	1,197,960	5,292	1.78%	1,205,385	5,843	1.95%
Brokered and internet time deposits(e)	60,327	(85)	(0.56)%	16,844	80	1.91%	20,355	96	1.90%
Time deposits	1,395,156	4,732	1.35%	1,214,804	5,372	1.78%	1,225,740	5,939	1.95%
Total interest-bearing deposits	5,510,040	10,573	0.76%	4,053,098	9,309	0.92%	3,928,625	12,168	1.25%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	37,309	51	0.54%	32,451	50	0.62%	26,961	57	0.85%
Federal Home Loan Bank advances	249,457	406	0.65%	250,000	405	0.65%	250,000	714	1.15%
Subordinated debt	95,048	1,222	5.11%	30,930	399	5.19%	30,930	421	5.47%
Other borrowings	15,015	47	1.25%	15,000	107	2.87%	7,747	65	3.37%
Total other interest-bearing liabilities	396,829	1,726	1.73%	328,381	961	1.18%	315,638	1,257	1.60%
Total interest-bearing liabilities	5,906,869	12,299	0.83%	4,381,479	10,270	0.94%	4,244,263	13,425	1.27%
Noninterest-bearing liabilities:
Demand deposits	2,050,084			1,728,343			1,284,331
Other liabilities	177,329			169,085			111,894
Total noninterest-bearing liabilities	2,227,413			1,897,428			1,396,225
Total liabilities	8,134,282			6,278,907			5,640,488
Total common shareholders' equity	1,044,913			795,705			768,929
Noncontrolling interest	93			—			—
Total equity	1,045,006			795,705			768,929
Total liabilities and shareholders' equity	$9,179,288			$7,074,612			$6,409,417
Net interest income(a)		$69,625			$55,977			$56,784
Interest rate spread(a)			3.03%			3.20%			3.57%
Net interest margin(a)			3.28%			3.50%			3.92%
Cost of total deposits			0.56%			0.65%			0.94%
Average interest-earning assets to average interest-bearing liabilities			142.8%			147.0%			137.4%
Tax-equivalent adjustment		$797			$640			$535
Loans HFI yield components:
Contractual interest rate(a)(c)		$66,441	4.36%		$54,233	4.57%		$57,382	5.14%
Origination and other loan fee income(c)		4,029	0.26%		2,823	0.24%		2,589	0.23%
Accretion on purchased loans		526	0.04%		976	0.08%		1,578	0.14%
Nonaccrual interest		664	0.04%		169	0.01%		268	0.02%
Total loans HFI yield		$71,660	4.70%		$58,201	4.90%		$61,817	5.53%
(a) Includes tax equivalent adjustment using combined marginal tax rate of 26.06%.
(b) Excludes the average balance for unrealized gains (losses) prospectively for 2020 for loans held for sale and investments carried at fair value.
(c) Includes $797 and $596 of loan contractual interest and $850 and $624 of loan fees related to PPP loans for the three months ended September 30, 2020 and June 30, 2020, respectively.
(d) Includes $311,025 and $234,304 of average PPP loan balances for the three months ended September 30, 2020 and June 30, 2020, respectively.
(e) Includes $653 and $228 of interest rate mark accretion on customer time deposits for the three months ended September 30, 2020 and June 30, 2020, respectively, and $342, $10, and $12 of interest rate mark accretion on brokered and internet deposits for the three months ended September 30, 2020, June 30, 2020 and March 31, 2020, respectively.
(f) Includes $115, $148, and $147 of gain accreted from OCI with cancelled cash flow hedge for the three months ended September 30, 2020, June 30, 2020, and March 31, 2020, respectively.

FB Financial Corporation	8

Loans and Deposits by Market
For the Quarters Ended
(Unaudited)
(In Thousands)

	2021	2020
	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Loans by market
Metropolitan	$5,550,927	$5,580,822	$5,699,082	$3,387,279	$3,217,598
Community	835,444	867,575	892,229	875,347	820,180
Specialty lending and other	660,971	634,562	622,227	564,397	530,260
Total	$7,047,342	$7,082,959	$7,213,538	$4,827,023	$4,568,038
Deposits by market
Metropolitan	$6,389,373	$5,812,719	$5,574,001	$3,651,146	$3,272,740
Community	2,192,116	2,001,802	1,928,006	1,915,996	1,731,050
Mortgage and other(a)	1,675,397	1,643,516	1,591,740	385,659	373,142
Total	$10,256,886	$9,458,037	$9,093,747	$5,952,801	$5,376,932
(a) Includes deposits related to escrow balances from mortgage servicing portfolio and wholesale/other deposits.

FB Financial Corporation	9

Segment Data
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	2021	2020
	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Banking segment(a)
Net interest income	$82,597	$85,207	$68,791	$55,350	$56,233
Provisions for credit losses	(13,854)	(2,920)	55,401	25,921	29,565
Noninterest income	11,398	14,909	12,340	9,323	9,955
Merger expense	—	8,788	20,400	1,586	3,050
Other noninterest expense	55,735	57,458	52,135	40,454	40,767
Pre-tax income (loss) after allocations	$52,114	$36,790	$(46,805)	$(3,288)	$(7,194)
Total assets	$10,787,955	$10,254,324	$10,143,956	$6,632,506	$6,122,217
Intracompany funding income included in net interest income	5,400	5,160	3,940	3,335	2,375
Core efficiency ratio*	58.6%	54.0%	61.7%	62.0%	60.9%
Mortgage segment(a)
Net interest income	$(21)	$37	$37	$(13)	$16
Noninterest income	55,332	65,729	84,686	72,168	32,745
Merger expense	—	725	330	—	—
Other noninterest expense	38,963	42,884	45,227	38,539	24,742
Direct contribution	$16,348	$22,157	$39,166	$33,616	$8,019
Total assets	$1,147,871	$953,006	$866,482	$623,030	$533,470
Intracompany funding expense included in net interest income	5,400	5,160	3,940	3,335	2,375
Core efficiency ratio*	70.4%	65.2%	53.4%	53.4%	75.6%
Interest rate lock commitments volume during the period
Consumer direct	$949,187	$1,291,121	$1,453,238	$1,480,878	$1,314,625
Retail	939,863	896,357	965,434	758,228	779,155
Total	$1,889,050	$2,187,478	$2,418,672	$2,239,106	$2,093,780
Interest rate lock commitments pipeline (period end)
Consumer direct	$643,624	$833,569	$912,349	$848,732	$653,593
Retail	415,155	358,052	451,872	357,200	430,940
Total	$1,058,779	$1,191,621	$1,364,221	$1,205,932	$1,084,533
Mortgage sales
Consumer direct	$829,883	$1,070,909	$1,034,278	$962,417	$684,209
Retail	742,187	757,308	735,765	632,996	357,267
Total	$1,572,070	$1,828,217	$1,770,043	$1,595,413	$1,041,476
Gains and fees from origination and sale of mortgage loans held for sale	$57,893	$83,971	$76,506	$45,515	$30,390
Net change in fair value of loans held for sale, derivatives, and other	(4,229)	(16,875)	10,084	34,778	3,205
Mortgage servicing income	6,931	6,461	5,536	5,113	5,018
Change in fair value of mortgage servicing rights, net of hedging	(5,263)	(7,828)	(7,440)	(13,238)	(5,868)
Total mortgage banking income	$55,332	$65,729	$84,686	$72,168	$32,745
Mortgage sale margin(b)	3.68%	4.59%	4.32%	2.85%	2.92%
*These measures are considered non-GAAP financial measures. See "GAAP Reconciliation and Use of non-GAAP financial measures" and the corresponding financial tables below for a reconciliation and discussion of these non-GAAP measures for a reconciliation and discussion of this non-GAAP measure.
(a) During the first quarter of 2021, the Company re-evaluated its reportable business segments to assign all retail mortgage activities to the Mortgage segment. Previously, the Company chose to assign retail mortgage activities within the Banking geographical footprint to the Banking Segment. Mortgage retail footprint has been assigned to the Mortgage segment for all periods presented.
(b) Calculated by dividing gains and fees from origination and sale of mortgage loans held for sale by total mortgage sales.

FB Financial Corporation	10

Loan Portfolio and Asset Quality
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)
	2021		2020
	First Quarter	% of Total	Fourth Quarter	% of Total	Third Quarter	% of Total	Second Quarter	% of Total	First Quarter	% of Total
Loan portfolio
Commercial and Industrial (a)	$1,292,530	18%	$1,346,122	19%	$1,417,671	20%	$1,289,646	27%	$1,020,484	23%
Construction	1,120,585	16%	1,222,220	17%	1,190,878	16%	553,619	12%	599,479	13%
Residential real estate:
1-to-4 family mortgage	1,078,618	15%	1,089,270	15%	1,140,611	16%	741,936	15%	743,336	16%
Residential line of credit	394,510	6%	408,211	6%	420,318	6%	236,974	5%	246,527	5%
Multi-family mortgage	271,839	4%	175,676	2%	165,937	2%	115,149	2%	94,638	2%
Commercial real estate:
Owner occupied	936,473	13%	924,841	13%	924,987	13%	683,245	14%	686,543	15%
Non-owner occupied	1,652,638	24%	1,598,979	23%	1,644,400	23%	923,192	19%	910,822	20%
Consumer and other	300,149	4%	317,640	5%	308,736	4%	283,262	6%	266,209	6%
Total loans HFI	$7,047,342	100%	$7,082,959	100%	$7,213,538	100%	$4,827,023	100%	$4,568,038	100%
Allowance for credit losses rollforward summary
Allowance for credit losses at the beginning of the period	$170,389		$183,973		$113,129		$89,141		$31,139
Impact of adopting ASC 326 (CECL) on non-purchased credit deteriorated loans	—		—		—		—		30,888
Impact of adopting ASC 326 (CECL) on purchased credit deteriorated loans	—		—		—		—		558
Charge-offs	(1,170)		(10,736)		(993)		(1,165)		(2,411)
Recoveries	367		383		1,172		1,114		334
Provision for credit losses	(11,632)		(3,231)		45,834		24,039		27,964
Initial allowance on acquired loans with credit deterioration	—		—		24,831		—		669
Allowance for credit losses at the end of the period	$157,954		$170,389		$183,973		$113,129		$89,141
Allowance for credit losses as a percentage of total loans HFI	2.24%		2.41%		2.55%		2.34%		1.95%
Adjusted allowance for credit losses as a percentage of loans HFI*	2.29%		2.48%		2.66%		2.51%		1.95%
Allowance for credit losses on unfunded commitments	$14,156		$16,378		$16,067		$6,500		$4,618
Charge-offs
Commercial and Industrial	$(277)		$(10,105)		$(249)		$(147)		$(1,234)
Construction	(29)		—		—		(18)		—
Residential real estate:
1-to-4 family mortgage	(133)		(30)		(8)		(123)		(242)
Residential line of credit	(15)		(1)		—		(21)		—
Multi-family mortgage	—		—		—		—		—
Commercial real estate:
Owner occupied	—		—		(95)		—		(209)
Non-owner occupied	—		—		(166)		(545)		—
Consumer and other	(716)		(600)		(475)		(311)		(726)
Total charge-offs	(1,170)		(10,736)		(993)		(1,165)		(2,411)
Recoveries
Commercial and Industrial	129		60		757		807		88
Construction	—		3		51		151		—
Residential real estate:
1-to-4 family mortgage	24		(44)		116		26		24
Residential line of credit	6		64		22		24		15
Multi-family mortgage	—		—		—		—		—
Commercial real estate:
Owner occupied	13		15		51		3		14
Non-owner occupied	—		—		—		—		—
Consumer and other	195		285		175		103		193
Total recoveries	367		383		1,172		1,114		334
Net (charge-offs) recoveries	$(803)		$(10,353)		$179		$(51)		$(2,077)
Net charge-offs (recoveries) as a percentage of average total loans	0.05%		0.58%		(0.01)%		—%		0.19%
Loans classified as substandard and doubtful	$156,588		$132,223		$126,986		$88,416		$74,364

FB Financial Corporation	11

Loan Portfolio and Asset Quality (continued)
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	2021	2020
	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Nonperforming assets(b)
Past due 90 days or more and accruing interest	$10,698	$13,696	$9,064	$6,412	$6,459
Nonaccrual	55,538	50,760	34,585	28,413	24,547
Total nonperforming loans held for investment	66,236	64,456	43,649	34,825	31,006
Commercial loans held for sale	12,779	6,489	12,812	—	—
Other real estate owned:
Foreclosed	4,735	6,408	6,570	7,340	9,332
Excess land and facilities	6,442	5,703	6,178	7,751	7,740
Other assets	1,230	1,170	1,184	1,306	1,188
Total nonperforming assets	$91,422	$84,226	$70,393	$51,222	$49,266
Total nonperforming loans as a percentage of loans held for investment	0.94%	0.91%	0.61%	0.72%	0.68%
Total nonperforming assets as a percentage of total assets	0.77%	0.75%	0.64%	0.71%	0.74%
Total accruing loans over 90 days delinquent as a percentage of total assets	0.09%	0.12%	0.08%	0.09%	0.10%
Loans restructured as troubled debt restructurings	$14,098	$15,988	$16,681	$13,277	$11,566
Troubled debt restructurings as a percentage of loans held for investment	0.20%	0.23%	0.23%	0.28%	0.25%
(a) Includes PPP loan balances of $145,697, $212,645, $310,719, and $314,678 as of March 31, 2021, December 31, 2020, September 30, 2020, and June 30, 2020, respectively.
(b) Nonperforming assets include guaranteed repurchased loans previously sold of $4.1 million, $3.7 million, $4.4 million, $4.2 million, and $3.1 million, for the quarters ended March 31, 2021, December 31, 2020, September 30, 2020, June 30, 2020, and March 31, 2020, respectively.
*These measures are considered non-GAAP financial measures. See "GAAP Reconciliation and Use of non-GAAP Financial Measures" and the corresponding financial tables below for reconciliations of these non-GAAP measures. Investors are encouraged to refer to the discussion of non-GAAP measures included in the corresponding earnings release.

FB Financial Corporation	12

Preliminary Capital Ratios
(Unaudited)
(In Thousands, Except %)

Computation of Tangible Common Equity to Tangible Assets:	March 31, 2021	December 31, 2020

Total Common Shareholders' Equity	$1,329,103	$1,291,289
Less:
Goodwill	242,561	242,561
Other intangibles	20,986	22,426
Tangible Common Equity	$1,065,556	$1,026,302

Total Assets	$11,935,826	$11,207,330
Less:
Goodwill	242,561	242,561
Other intangibles	20,986	22,426
Tangible Assets	$11,672,279	$10,942,343

Preliminary Total Risk-Weighted Assets	$9,131,468	$9,073,675

Total Common Equity to Total Assets	11.1%	11.5%
Tangible Common Equity to Tangible Assets*	9.13%	9.38%

	March 31, 2021	December 31, 2020
Preliminary Regulatory Capital(a):
Common Equity Tier 1 Capital	$1,108,657	$1,060,364
Tier 1 Capital	1,138,657	1,090,364
Total Capital	1,353,195	1,358,897

Preliminary Regulatory Capital Ratios:
Common Equity Tier 1	12.1%	11.7%
Tier 1 Risk-Based	12.5%	12.0%
Total Risk-Based	14.8%	15.0%
Tier 1 Leverage	10.1%	10.0%
(a) Reflects CECL transition relief of $49,000 and $52,109 add-back for the period ending March 31, 2021 and December 31, 2020, respectively, and $54,870 and $57,979 disallowed from add-back to Tier 2 capital for the period ended March 31, 2021 and December 31, 2020, respectively.
*These measures are considered non-GAAP financial measures. See "GAAP Reconciliation and Use of non-GAAP financial measures" and the corresponding financial tables below for a reconciliation and discussion of these non-GAAP measures.

FB Financial Corporation	13

Investment Portfolio
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	2021		2020
Securities (at fair value)	First Quarter		Fourth Quarter		Third Quarter		Second Quarter		First Quarter
Available-for-sale debt securities
U.S. government agency securities	$—	—%	$2,003	—%	$1,994	—%	$3,024	—%	$3,037	—%
Mortgage-backed securities - residential	838,708	68%	773,336	66%	738,106	63%	440,778	59%	485,671	63%
Mortgage-backed securities - commercial	20,635	2%	21,588	2%	21,854	2%	13,828	2%	13,987	2%
Municipals, tax exempt	348,776	28%	356,329	30%	374,880	32%	266,052	35%	235,677	31%
Treasury securities	14,576	1%	16,628	1%	21,700	2%	22,771	3%	24,860	3%
Corporate securities	2,483	—%	2,516	—%	1,987	—%	985	—%	985	—%
Total available-for-sale debt securities	1,225,178	99%	1,172,400	99%	1,160,521	99%	747,438	99%	764,217	99%
Equity securities	4,667	1%	4,591	1%	4,389	1%	4,329	1%	3,358	1%
Total securities	$1,229,845	100%	$1,176,991	100%	$1,164,910	100%	$751,767	100%	$767,575	100%
Securities to total assets	10.3%		10.5%		10.6%		10.4%		11.5%
Unrealized gain on available-for-sale debt securities	$19,245		$34,552		$31,468		$29,683		$28,045

FB Financial Corporation	14

Non-GAAP Reconciliation
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2021	2020
Adjusted earnings	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Income (loss) before income taxes	$68,462	$58,947	$(7,639)	$30,328	$825
Plus merger expenses	—	9,513	20,730	1,586	3,050
Plus initial provision for credit losses on acquired loans and unfunded commitments	—	—	63,251	—	2,885
Less other non-operating items(1)	(853)	(2,448)	(1,952)	—	—
Adjusted pre-tax earnings	69,315	70,908	78,294	31,914	6,760
Income tax expense, adjusted	15,810	16,454	20,198	7,828	1,464
Adjusted earnings	$53,505	$54,454	$58,096	$24,086	$5,296
Weighted average common shares outstanding - fully diluted	47,969,106	47,791,659	40,637,745	32,506,417	31,734,112
Adjusted diluted earnings per share
Diluted earnings (loss) per common share	$1.10	$0.95	$(0.14)	$0.70	$0.02
Plus merger expenses	—	0.20	0.51	0.05	0.10
Plus initial provision for credit losses on acquired loans and unfunded commitments	—	—	1.56	—	0.09
Less other non-operating items	(0.02)	(0.05)	(0.05)	—	—
Less tax effect	—	0.06	0.55	0.01	0.04
Adjusted diluted earnings per share	$1.12	$1.14	$1.43	$0.74	$0.17
(1) 1Q21 includes a $853 loss from change in fair value of commercial loans held for sale acquired from Franklin; 4Q2020 includes $4,533 FHLB prepayment penalty offset by $715 cash life insurance benefit and $1,370 gain from change in fair value of commercial loans held for sale acquired from Franklin; 3Q2020 includes $2,305 FHLB prepayment penalty, $1,505 losses on other real estate owned, and $1,858 gain from change in fair value of commercial loans held for sale acquired from Franklin.

	2021	2020
Adjusted pre-tax pre-provision earnings	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Income (loss) before income taxes	$68,462	$58,947	$(7,639)	$30,328	$825
Plus provisions for credit losses	(13,854)	(2,920)	55,401	25,921	29,565
Pre-tax pre-provision earnings	54,608	56,027	47,762	56,249	30,390
Plus merger expenses	—	9,513	20,730	1,586	3,050
Less other non-operating items	(853)	(2,448)	(1,952)	—	—
Adjusted pre-tax pre-provision earnings	$55,461	$67,988	$70,444	$57,835	$33,440

FB Financial Corporation	15

Non-GAAP Reconciliation (continued)
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

Adjusted earnings	YTD 2021	2020	2019	2018	2017
Income before income taxes	$68,462	$82,461	$109,539	$105,854	$73,485
Plus merger, conversion, offering, and mortgage restructuring expenses	—	34,879	7,380	2,265	19,034
Plus initial provision for credit losses on acquired loans and unfunded commitments	—	66,136	—	—	—
Less other non-operating items(1)	(853)	(4,400)	—	—	—
Adjusted pre-tax earnings	69,315	187,876	116,919	108,119	92,519
Adjusted income tax expense	15,810	45,944	27,648	26,034	34,749
Adjusted earnings	$53,505	$141,932	$89,271	$82,085	$57,770
Weighted average common shares outstanding - fully diluted	47,969,106	38,099,744	31,402,897	31,314,981	28,207,602
Adjusted diluted earnings per share
Diluted earnings per common share	$1.10	$1.67	$2.65	$2.55	$1.86
Plus merger, conversion, offering, and mortgage restructuring expenses	—	0.92	0.24	0.07	0.67
Plus initial provision for credit losses on acquired loans and unfunded commitments	—	1.74	—	—	—
Less other non-operating items	(0.02)	(0.11)	—	—	—
Less tax effect and benefit of enacted tax laws	—	0.71	0.06	0.01	0.48
Adjusted diluted earnings per share	$1.12	$3.73	$2.83	$2.61	$2.05
(1) 2021 includes a $853 loss from change in fair value on commercial loans held for sale acquired from Franklin. 2020 includes $6,838 FHLB prepayment penalties, $1,505 losses on other real estate owned offset by $715 cash life insurance benefit and $3,228 gain from change in fair value on commercial loans held for sale acquired from Franklin.

Adjusted pre-tax pre-provision earnings	YTD 2021	2020	2019	2018	2017
Income before income taxes	$68,462	$82,461	$109,539	$105,854	$73,485
Plus provisions for credit losses	(13,854)	107,967	7,053	5,398	(950)
Pre-tax pre-provision earnings	54,608	190,428	116,592	111,252	72,535
Plus merger, conversion, offering, and mortgage restructuring expenses	—	34,879	7,380	2,265	19,034
Less other non-operating items	(853)	(4,400)	—	—	—
Adjusted pre-tax pre-provision earnings	$55,461	$229,707	$123,972	$113,517	$91,569

FB Financial Corporation	16

Non-GAAP Reconciliation (continued)
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2021	2020
Core efficiency ratio (tax-equivalent basis)	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Total noninterest expense	$94,698	$109,855	$118,092	$80,579	$68,559
Less merger expenses	—	9,513	20,730	1,586	3,050
Less FHLB prepayment penalties	—	4,533	2,305	—	—
Core noninterest expense	$94,698	$95,809	$95,057	$78,993	$65,509
Net interest income (tax-equivalent basis)	$83,368	$86,111	$69,625	$55,977	$56,784
Total noninterest income	66,730	80,638	97,026	81,491	42,700
Less (loss) gain on change in fair value on commercial loans held for sale and cash life insurance benefit	(853)	2,085	1,858	—	—
Less gain (loss) on sales or write-downs of other real estate owned and other assets	485	(57)	(1,279)	32	(277)
Less gain (loss) from securities, net	83	1,013	583	(28)	63
Core noninterest income	67,015	77,597	95,864	81,487	42,914
Core revenue	$150,383	$163,708	$165,489	$137,464	$99,698
Efficiency ratio (GAAP)(a)	63.4%	66.2%	71.2%	58.9%	69.3%
Core efficiency ratio (tax-equivalent basis)	63.0%	58.5%	57.4%	57.5%	65.7%
(a) Efficiency ratio (GAAP) is calculated by dividing reported noninterest expense by reported total revenue.

During the first quarter of 2021, the Company re-evaluated its reportable business segments to align all retail mortgage activities with the Mortgage segment. Previously, the Company chose to assign retail mortgage activities within the Banking geographical footprint to the Banking Segment. The results of mortgage retail footprint have been assigned to the Mortgage segment for all periods presented. As such, historical segment efficiency ratios have been recast for consistency with these changes.

	2021	2020
Banking segment core efficiency ratio (tax equivalent)	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Core noninterest expense	$94,698	$95,809	$95,057	$78,993	$65,509
Less Mortgage segment core noninterest expense	38,963	42,884	45,227	38,539	24,742
Core Banking segment noninterest expense	$55,735	$52,925	$49,830	$40,454	$40,767
Core revenue	$150,383	$163,708	$165,489	$137,464	$99,698
Less Mortgage segment total revenue	55,311	65,729	84,686	72,168	32,745
Core Banking segment total revenue	$95,072	$97,979	$80,803	$65,296	$66,953
Banking segment core efficiency ratio (tax-equivalent basis)	58.6%	54.0%	61.7%	62.0%	60.9%

Mortgage segment core efficiency ratio (tax equivalent)
Mortgage segment noninterest expense	$38,963	$43,609	$45,557	$38,539	$24,742
Less mortgage merger expense	—	725	330	—	—
Core Mortgage segment noninterest expense	$38,963	$42,884	$45,227	$38,539	$24,742
Mortgage segment total revenue	$55,311	$65,729	$84,686	$72,168	$32,745
Mortgage segment core efficiency ratio (tax-equivalent basis)	70.4%	65.2%	53.4%	53.4%	75.6%

FB Financial Corporation	17

Non-GAAP Reconciliation (continued)
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2021	2020
Adjusted mortgage contribution	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Mortgage banking pre-tax net contribution	$16,348	$22,157	$39,166	$33,616	$8,019
Plus mortgage merger expense	—	725	330	—	—
Total adjusted mortgage banking pre-tax net contribution	$16,348	$22,882	$39,496	$33,616	$8,019
Pre-tax pre-provision earnings	$54,608	$56,027	$47,762	$56,249	$30,390
% total mortgage banking pre-tax pre-provision net contribution	29.9%	39.5%	82.0%	59.8%	26.4%
Adjusted pre-tax pre-provision earnings	$55,461	$67,988	$70,444	$57,835	$33,440
% total adjusted mortgage banking pre-tax pre-provision net contribution	29.5%	33.7%	56.1%	58.1%	24.0%

	2021	2020
Tangible assets and equity	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Tangible assets
Total assets	$11,935,826	$11,207,330	$11,010,438	$7,255,536	$6,655,687
Less goodwill	242,561	242,561	236,086	175,441	174,859
Less intangibles, net	20,986	22,426	23,924	17,671	18,876
Tangible assets	$11,672,279	$10,942,343	$10,750,428	$7,062,424	$6,461,952
Tangible common equity
Total common shareholders' equity	$1,329,103	$1,291,289	$1,244,998	$805,216	$782,330
Less goodwill	242,561	242,561	236,086	175,441	174,859
Less intangibles, net	20,986	22,426	23,924	17,671	18,876
Tangible common equity	$1,065,556	$1,026,302	$984,988	$612,104	$588,595
Common shares outstanding	47,331,680	47,220,743	47,191,677	32,101,108	32,067,356
Book value per common share	$28.08	$27.35	$26.38	$25.08	$24.40
Tangible book value per common share	$22.51	$21.73	$20.87	$19.07	$18.35
Total common shareholders' equity to total assets	11.1%	11.5%	11.3%	11.1%	11.8%
Tangible common equity to tangible assets	9.13%	9.38%	9.16%	8.67%	9.11%

	2021	2020
Return on average tangible common equity	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Average common shareholders' equity	$1,303,493	$1,261,101	$1,044,913	$795,705	$768,929
Less average goodwill	242,561	242,983	205,473	175,150	171,532
Less average intangibles, net	21,695	23,178	20,973	18,209	18,152
Average tangible common equity	$1,039,237	$994,940	$818,467	$602,346	$579,245
Net income (loss)	$52,874	$45,602	$(5,599)	$22,873	$745
Return on average tangible common equity	20.6%	18.2%	(2.72%)	15.3%	0.52%

FB Financial Corporation	18

Non-GAAP Reconciliation (continued)
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2021	2020
Adjusted return on average tangible common equity	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Average tangible common equity	$1,039,237	$994,940	$818,467	$602,346	$579,245
Adjusted net income	53,505	54,454	58,096	24,086	5,296
Adjusted return on average tangible common equity	20.9%	21.8%	28.2%	16.1%	3.68%

	2021	2020
Adjusted pre-tax pre-provision return on average tangible common equity	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Average tangible common equity	$1,039,237	$994,940	$818,467	$602,346	$579,245
Adjusted pre-tax pre-provision earnings	55,461	67,988	70,444	57,835	33,440
Adjusted pre-tax pre-provision return on average tangible common equity	21.6%	27.2%	34.2%	38.6%	23.2%

Return on average tangible common equity	YTD 2021	2020	2019	2018	2017
Average common shareholders' equity	$1,303,493	$966,336	$723,494	$629,922	$466,219
Less average goodwill	242,561	199,104	160,587	137,190	84,997
Less average intangibles, net	21,695	22,659	17,236	12,815	8,047
Average tangible common equity	$1,039,237	$744,573	$545,671	$479,917	$373,175
Net income	$52,874	$63,621	$83,814	$80,236	$52,398
Return on average tangible common equity	20.6%	8.54%	15.4%	16.7%	14.0%

Adjusted return on average tangible common equity	YTD 2021	2020	2019	2018	2017
Average tangible common equity	$1,039,237	$774,573	$545,671	$479,917	$373,175
Adjusted net income	53,505	141,932	89,271	82,085	57,770
Adjusted return on average tangible common equity	20.9%	18.3%	16.4%	17.1%	15.5%

	2021	2020
Adjusted return on average assets and equity	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Net income (loss)	$52,874	$45,602	$(5,599)	$22,873	$745
Average assets	11,508,783	11,111,163	9,179,288	7,074,612	6,409,417
Average common equity	1,303,493	1,261,101	1,044,913	795,705	768,929
Return on average assets	1.86%	1.63%	(0.24%)	1.30%	0.05%
Return on average equity	16.5%	14.4%	(2.13%)	11.6%	0.39%
Adjusted net income	$53,505	$54,454	$58,096	$24,086	$5,296
Adjusted return on average assets	1.89%	1.95%	2.52%	1.37%	0.33%
Adjusted return on average equity	16.6%	17.2%	22.1%	12.2%	2.77%

FB Financial Corporation	19

Non-GAAP Reconciliation (continued)
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2021	2020
Adjusted pre-tax pre-provision return on average assets and equity	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Net income (loss)	$52,874	$45,602	$(5,599)	$22,873	$745
Average assets	11,508,783	11,111,163	9,179,288	7,074,612	6,409,417
Average common equity	1,303,493	1,261,101	1,044,913	797,705	768,929
Return on average assets	1.86%	1.63%	(0.24%)	1.30%	0.05%
Return on average equity	16.5%	14.4%	(2.13%)	11.6%	0.39%
Adjusted pre-tax pre-provision earnings	$55,461	$67,988	$70,444	$57,835	$33,440
Adjusted pre-tax pre-provision return on average assets	1.95%	2.43%	3.05%	3.29%	2.10%
Adjusted pre-tax pre-provision return on average equity	17.3%	21.4%	26.8%	29.2%	17.5%

Adjusted return on average assets and equity	YTD 2021	2020	2019	2018	2017
Net income	$52,874	$63,621	$83,814	$80,236	$52,398
Average assets	11,508,783	8,438,100	5,777,672	4,844,865	3,811,158
Average common equity	1,303,493	966,336	723,494	629,922	466,219
Return on average assets	1.86%	0.75%	1.45%	1.66%	1.37%
Return on average equity	16.5%	6.58%	11.6%	12.7%	11.2%
Adjusted net income	$53,505	$141,932	$89,271	$82,085	$57,770
Adjusted return on average assets	1.89%	1.68%	1.55%	1.69%	1.52%
Adjusted return on average equity	16.6%	14.7%	12.3%	13.0%	12.4%

Adjusted pre-tax pre-provision return on average assets and equity	YTD 2021	2020	2019	2018	2017
Net income	$52,874	$63,621	$83,814	$80,236	$52,398
Average assets	11,508,783	8,438,100	5,777,672	4,844,865	3,811,158
Average common equity	1,303,493	966,336	723,494	629,922	466,219
Return on average assets	1.86%	0.75%	1.45%	1.66%	1.37%
Return on average equity	16.5%	6.58%	11.6%	12.7%	11.2%
Adjusted pre-tax pre-provision earnings	$55,461	$229,707	$123,972	$113,517	$91,569
Adjusted pre-tax pre-provision return on average assets	1.95%	2.72%	2.15%	2.34%	2.40%
Adjusted pre-tax pre-provision return on average equity	17.3%	23.8%	17.1%	18.0%	19.6%

	2021	2020
Adjusted allowance for credit losses to loans held for investment	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Allowance for credit losses	$157,954	$170,389	$183,973	$113,129	$89,141
Less allowance for credit losses attributed to PPP loans	23	34	49	51	—
Adjusted allowance for credit losses	$157,931	$170,355	$183,924	$113,078	$89,141
Loans held for investment	7,047,342	7,082,959	7,213,538	4,827,023	4,568,038
Less PPP loans	145,697	212,645	310,719	314,678	—
Adjusted loans held for investment	$6,901,645	$6,870,314	$6,902,819	$4,512,345	$4,568,038
Allowance for credit losses to loans held for investment	2.24%	2.41%	2.55%	2.34%	1.95%
Adjusted allowance for credit losses to loans held for investment	2.29%	2.48%	2.66%	2.51%	1.95%

FB Financial Corporation	20